Exhibit 99.1

IBIO, INC. ANNOUNCES POSTPONEMENT OF ANNUAL MEETING

NEW YORK, NEW YORK, FEBRUARY 6, 2020 — IBIO, INC. (NYSE AMERICAN: IBIO) (“IBIO” OR THE “COMPANY”), today announced that the 2019 annual meeting of stockholders (the “Annual Meeting”) originally scheduled to be held on Monday, February 10, 2020, has been postponed and will now be held on March 5, 2020, at 9:30 a.m. ET.

iBio decided to postpone the Annual Meeting after becoming aware that the Definitive Proxy Statement filed with the Securities and Exchange Commission on January 23, 2020 (the “Proxy Statement”) was not timely delivered to beneficial holders of the Company’s common stock before the originally scheduled meeting date. The Annual Meeting has been postponed to March 5, 2020 to ensure that all stockholders receive materials required by the proxy rules under the Securities Exchange Act of 1934 and the requirements under Schedule 14A.

No changes have been made to the record date, the location of the meeting or the proposals to be brought before the Annual Meeting, which are presented in the Proxy Statement.

About iBio, Inc.

iBio, Inc., is a global leader in plant-based biologics manufacturing. Its FastPharming System™ combines vertical farming, automated hydroponics, and glycan engineering technologies to rapidly deliver gram quantities of high-quality monoclonal antibodies, vaccines, bioinks and other proteins. The Company’s subsidiary, iBio CDMO LLC, provides FastPharming Contract Development and Manufacturing Services via its 130,000 square foot facility in Bryan, Texas. iBio CDMO also enables innovators to use the FastPharming System for insourced manufacturing with Factory Solutions “design-and-build” services. Additionally, iBio’s FastGlycaneering Development Service™ includes an array of new glycosylation technologies for engineering high-performance recombinant proteins. iBio is also developing proprietary products which include its lead asset, IBIO-100, for the treatment of fibrotic diseases. For more information, visit www.ibioinc.com.

FORWARD-LOOKING STATEMENTS

STATEMENTS INCLUDED IN THIS NEWS RELEASE RELATED TO IBIO, INC. MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES SUCH AS COMPETITIVE FACTORS, TECHNOLOGICAL DEVELOPMENT, MARKET DEMAND, AND THE COMPANY'S ABILITY TO OBTAIN NEW CONTRACTS AND ACCURATELY ESTIMATE NET REVENUES DUE TO VARIABILITY IN SIZE, SCOPE, AND DURATION OF PROJECTS. FURTHER INFORMATION ON POTENTIAL RISK FACTORS THAT COULD AFFECT THE COMPANY'S FINANCIAL RESULTS CAN BE FOUND IN THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional Information and Where to Find It

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Company’s 2019 annual meeting of stockholders (the “Annual Meeting”). The Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 23, 2020, a definitive proxy statement and form of proxy card in connection with its solicitation of proxies from Company stockholders for the Annual Meeting. Company stockholders are strongly encouraged to read the definitive proxy statement (including all supplements or amendments thereto), the accompanying form of proxy card and any other relevant documents that the Company files with the SEC when they become available because they will contain important information. Detailed information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Stockholders are able to obtain the proxy statement, any supplements or amendments to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies can also be obtained at no charge at the Company’s website at www.ibioinc.com or by writing to Corporate Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022.

Contact:

Stephen Kilmer

Investor Relations

(646) 274-3580

skilmer@ibioinc.com